                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

      Filed by the registrant [X]

      Filed by a party other than the registrant [ ]

      Check the appropriate box:

      [ ]   Preliminary proxy statement

      [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      [ ]   Definitive proxy statement

      [X]   Definitive additional materials

      [ ]   Soliciting material under Rule 14a-12


                          Cedar Shopping Centers, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      [ ]   No fee required.

      [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

Common Stock, par value $.01 per share and units of Cedar Shopping Centers Partnership, L.P.
--------------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

               To be determined at the effective time of the Mergers
--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

The Filing Fee is $1,213.50, which is $80.90 per million dollars of the market value of the securities proposed to be transferred to security holders in the transaction.
--------------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            $15,000,000
--------------------------------------------------------------------------------

      (5)   Total fee paid:

            $1,213.50
--------------------------------------------------------------------------------

      [X]   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

      [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

--------------------------------------------------------------------------------

      (2)   Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

      (3)   Filing party:

--------------------------------------------------------------------------------

      (4)   Date filed:

--------------------------------------------------------------------------------

(CEDAR SHOPPING CENTERS LOGO)


                                          September 23, 2003



Dear Stockholder:



     Recently, you received a Proxy Statement dated September 10, 2003 relating to the annual meeting of stockholders of Cedar Shopping Centers, Inc. to be held October 9, 2003. In connection with our upcoming October 9, 2003 annual meeting, you are being asked to approve several matters, including the proposal to merge our advisors into us.



     We have made changes to the pro forma financial information that was included in the Proxy Statement to eliminate certain one-time non-recurring charges resulting from the mergers and other transactions and to take into account a minor change in the method of payment of the consideration in the mergers. We have eliminated the one-time non-recurring charges for the issuance of common stock in the mergers to the current owners of our advisors (including the undersigned) and for the related transfer by the undersigned of a portion of that common stock to some of our employees as a reward for their service and dedication. Under the revised method of payment, those employees will be issued shares of common stock directly by Cedar Shopping Centers in the mergers and the amount issued to the undersigned will be reduced. The undersigned will also personally fund approximately $300,000 of the taxes payable by the employees as a result of their receipt of the stock. Although these changes have a positive effect on our pro forma results of operations since we have eliminated one-time non-recurring charges, they do not affect the amount of consideration to be paid in the mergers or any other aspects of the mergers.



     We have enclosed revised pro forma financial information which replaces the previous information which appeared on pages 30 and 31 and F-1 through F-24 of the September 10, 2003 Proxy Statement, together with a revised Exhibit A (the Agreement and Plan of Merger with Cedar Bay Realty Advisors and SKR Management Corp.).



     IF YOU HAVE NOT YET VOTED, WE URGE YOU TO VOTE AS SOON AS POSSIBLE BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD. If you have voted and do not intend to change your vote, nothing further is required from you. If you have not voted or have voted and wish to change your vote or revoke your prior proxy, please complete, sign, date and return the enclosed proxy card in the postage-paid envelope as soon as possible. The affirmative vote of holders of at least two-thirds of our outstanding shares is required to approve the mergers. Your vote is important to us.



                                          Very truly yours



                                          Leo S. Ullman


                                          Chairman, Chief Executive Officer and
                                          President


              44 South Bayles Avenue, Port Washington, N.Y. 11050
                  Tel: (516) 767-6492  -  Fax: (516) 767-6497

                           PROXY STATEMENT SUPPLEMENT



                                       OF





                          CEDAR SHOPPING CENTERS, INC.



                                    FOR THE



                         ANNUAL MEETING OF STOCKHOLDERS



                                   TO BE HELD



                                OCTOBER 9, 2003



     This Proxy Statement Supplement amends and supplements the proxy statement dated September 10, 2003, which we previously mailed to you relating to the annual meeting of stockholders to be held October 9, 2003, at 4:00 PM at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, New York 10038.



     PRO FORMA FINANCIAL INFORMATION



     The pro forma financial information appearing on pages 30 and 31 and pages F-1 through F-24 of the Proxy Statement dated September 10, 2003, and Exhibit A to the Proxy Statement, are hereby replaced with the attached.

              UNAUDITED SUMMARY SELECTED PRO FORMA FINANCIAL DATA

     The Company currently intends to complete a public offering of its common stock as soon as practicable. The Company intends to use any proceeds from such public offering to finance its operations, repay existing indebtedness, redeem certain of its outstanding securities, acquire additional properties and advance its business objectives. The following tables set forth the Company's selected financial data on a pro-forma basis as if the Company completed the offering transaction, acquired the properties and the management companies, completed the refinancing transactions and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore , incurred no income tax expense during the period. The unaudited pro-forma operating data for the six months ended June 30, 2003 is presented as if the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions on January 1, 2003. The unaudited pro-forma operating data for the year ended December 31, 2002 is presented as if the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions on January 1, 2002. The unaudited pro-forma balance sheet as of June 30, 2003 is presented as if the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions on June 30, 2003.


     The pro-forma information is based upon assumptions that are included in the notes to the pro-forma financial information included elsewhere in this proxy statement. The pro forma information is unaudited and is not necessarily indicative of what the Company's financial position and results of operations would have been as of and for the dates or periods indicated, nor does it purport to represent the future financial position of the Company and results of operations for future dates or periods.



                                                                             PRO-FORMA
                                                               PRO-FORMA       TWELVE
                                                              SIX MONTHS       MONTHS
                                                                 ENDED         ENDED
                                                               JUNE 30,     DECEMBER 31,
                                                                 2003           2002
                                                              -----------   ------------
                                                              (UNAUDITED)   (UNAUDITED)
STATEMENT OF OPERATING DATA:
Revenues
  Rents.....................................................  $20,705,441   $39,776,178
  Interest and other income.................................      632,601       584,030
                                                              -----------   -----------
Total Revenues..............................................   21,338,042    40,360,208
Operating Expenses
  Operating, maintenance and management.....................    5,535,758     8,564,313
  Real estate taxes.........................................    2,063,033     3,869,599
  General and administrative................................    1,500,000     3,000,000
  Depreciation and amortization.............................    3,474,599     6,895,696
  Interest expense..........................................    5,340,778    11,801,214
                                                              -----------   -----------
Total Operating Expenses....................................   17,914,168    34,130,822
                                                              -----------   -----------
Operating income............................................    3,423,874     6,229,386
Minority interests..........................................     (423,667)     (531,617)
                                                              -----------   -----------
Net income..................................................  $ 3,000,207   $ 5,697,769
                                                              ===========   ===========
Net earnings per share/unit.................................         0.28          0.52

                                                                             PRO-FORMA
                                                               PRO-FORMA       TWELVE
                                                              SIX MONTHS       MONTHS
                                                                 ENDED         ENDED
                                                               JUNE 30,     DECEMBER 31,
                                                                 2003           2002
                                                              -----------   ------------
                                                              (UNAUDITED)   (UNAUDITED)
Dividends to shareholders...................................           --            --
Dividends to shareholders per share.........................           --            --
Average number of shares/units outstanding(1)...............   10,902,000    10,864,000



                                                                PRO-FORMA
                                                              JUNE 30, 2003
                                                              -------------
                                                               (UNAUDITED)
BALANCE SHEET DATA:
Real estate before accumulated depreciation.................  $333,641,890
Real estate after accumulated depreciation..................   329,725,890
Real estate held for sale...................................            --
                                                              ------------
Total assets................................................   344,913,697
Mortgage loans and loan payable.............................   181,864,591
Minority interest...........................................    12,656,511
Limited partner's interest in consolidated operating
  partnership...............................................            --
                                                              ------------
Shareholders' equity........................................  $135,327,437
                                                              ============


---------------

(1) For purposes of the shares/units outstanding the reverse split was calculated based on the stock price at June 30, 2003 of $2.62 per share.

                          CEDAR SHOPPING CENTERS, INC.

                    INDEX TO PRO FORMA FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONDENSED COMBINED INFORMATION:
Pro Forma Condensed Combined Balance Sheet, as of June 30,
  2003 and related notes....................................    F-2
Pro Forma Condensed Combined Statement of Operations for the
  six months ended June 30, 2003 and related notes..........    F-9
Pro Forma Condensed Combined Statement of Operations for the
  twelve months ended December 31, 2002 and related notes...   F-17

                          CEDAR SHOPPING CENTERS, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF JUNE 30, 2003

       The following unaudited Pro Forma Condensed Combined Balance Sheet is presented as if the Company had completed the offering transaction, acquired the properties and completed the refinancing transactions all on June 30, 2003. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with the Pro Forma Condensed Combined Statement of Operations of the Company and the historical financial statements and notes thereto of the Company for the six months ended June 30, 2003. The Pro Forma Condensed Combined Balance Sheet is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company completed the offering transaction, acquired the properties and completed the refinancing transactions on June 30, 2003, nor does it purport to represent the future financial position of the Company.

                                                                                  ACQUISITION OF
                                                                                  THE REMAINING
                                   CEDAR                                          50% OWNERSHIP        ACQUISITION OF
                                  SHOPPING      DRAW ON THE                        OF THE POINT          THE GIANT
                                CENTERS INC.      LINE OF            THE             SHOPPING           BUILDING AT
                                 HISTORICAL        CREDIT         OFFERING            CENTER            LOYAL PLAZA
DESCRIPTION                         (A)             (B)              (B)               (C)                  (D)
-----------                     ------------   --------------   -------------   ------------------   ------------------
Assets
Real estate, net..............  $168,515,000    $         --    $         --       $ 1,275,998          $ 5,400,000
Cash and cash equivalents.....     1,117,000      10,000,000     155,182,867        (2,400,000)          (5,400,000)
                                                                 (13,966,458)
Cash at joint ventures and
  restricted cash.............     2,818,000              --              --                --                   --
Property deposits.............     3,438,000              --              --                --                   --
Real estate tax deposits......     1,015,000              --              --                --                   --
Rents and other receivables,
  net.........................       495,000              --              --                --                   --
Prepaid expenses, net.........       853,000              --              --                --                   --
Deferred rental income........       739,000              --              --                --                   --
Deferred charges, net.........     3,506,000              --              --                --                   --
                                ------------    ------------    ------------       -----------          -----------
Total assets..................  $182,496,000      10,000,000    $141,216,409       $(1,124,002)         $        --
                                ============    ============    ============       ===========          ===========
Liabilities and Shareholders'
  Equity......................
Liabilities...................
Mortgage Notes Payable........  $130,566,000    $         --    $         --       $        --          $        --
Line of Credit................            --      10,000,000              --                --                   --
Loan Payable..................     9,767,000              --              --                --                   --
Loan payable (repayment with
  offering proceeds)..........            --              --              --                --                   --
Accounts payable and accrued
  expenses....................     2,380,000              --              --                --                   --
Security Deposits.............       427,000              --              --                --                   --
Deferred Liabilities..........     6,581,000              --              --                --                   --
Advance Rents.................       917,000              --              --                --                   --
                                ------------    ------------    ------------       -----------          -----------
Total liabilities.............   150,638,000      10,000,000              --                --                   --
Minority interest.............    18,915,000                              --        (1,124,002)                  --
Limited partner's interest in
  consolidated Operating
  Partnership.................     7,026,000              --              --                --                   --
Series A preferred 9%
  convertible, redeemable
  Operating Partnership
  units.......................     3,000,000              --              --                --                   --
                                ------------    ------------    ------------       -----------          -----------
                                  10,026,000              --              --                --                   --
Common stock..................        14,000              --          96,989                --                   --
Accumulated other
  comprehensive loss..........      (276,000)             --              --                --                   --
Additional paid in capital....     3,179,000              --     141,119,420                --                   --
                                ------------    ------------    ------------       -----------          -----------
Total shareholders' Equity....     2,917,000              --     141,216,409                --                   --
Total liabilities and
  shareholders' equity........  $182,496,000      10,000,000    $141,216,409       $(1,124,002)         $        --
                                ============    ============    ============       ===========          ===========


                                 ACQUISITION OF
                                     GOLDEN
                                    TRIANGLE
                                    SHOPPING
                                     CENTER
DESCRIPTION                           (E)
-----------                     ----------------
Assets
Real estate, net..............    $11,317,118
Cash and cash equivalents.....     (2,100,000)
Cash at joint ventures and
  restricted cash.............             --
Property deposits.............             --
Real estate tax deposits......             --
Rents and other receivables,
  net.........................             --
Prepaid expenses, net.........             --
Deferred rental income........             --
Deferred charges, net.........        662,882
                                  -----------
Total assets..................    $ 9,880,000
                                  ===========
Liabilities and Shareholders'
  Equity......................
Liabilities...................
Mortgage Notes Payable........    $ 9,880,000
Line of Credit................             --
Loan Payable..................             --
Loan payable (repayment with
  offering proceeds)..........             --
Accounts payable and accrued
  expenses....................             --
Security Deposits.............             --
Deferred Liabilities..........             --
Advance Rents.................             --
                                  -----------
Total liabilities.............      9,880,000
Minority interest.............             --
Limited partner's interest in
  consolidated Operating
  Partnership.................             --
Series A preferred 9%
  convertible, redeemable
  Operating Partnership
  units.......................             --
                                  -----------
                                           --
Common stock..................             --
Accumulated other
  comprehensive loss..........             --
Additional paid in capital....             --
                                  -----------
Total shareholders' Equity....             --
Total liabilities and
  shareholders' equity........    $ 9,880,000
                                  ===========

                          CEDAR SHOPPING CENTERS, INC.
           PRO FORMA CONDENSED COMBINED BALANCE SHEET -- (CONTINUED)
                              AS OF JUNE 30, 2003

       The following unaudited Pro Forma Condensed Combined Balance Sheet is presented as if the Company had completed the offering transaction, acquired the properties and completed the refinancing transactions all on June 30, 2003. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with the Pro Forma Condensed Combined Statement of Operations of the Company and the historical financial statements and notes thereto of the Company for the six months ended June 30, 2003. The Pro Forma Condensed Combined Balance Sheet is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company completed the offering transaction, acquired the properties and completed the refinancing transactions on June 30, 2003, nor does it purport to represent the future financial position of the Company.


                                       ACQUISITION OF    ACQUISITION OF     ACQUISITION OF    ACQUISITION OF THE
                                        VALLEY PLAZA       PINE GROVE      HUNTINGDON PLAZA        WAL-MART        ACQUISITION OF
                                       SHOPPING CENTER   SHOPPING CENTER   SHOPPING CENTER     SHOPPING CENTER      SWEDE SQUARE
DESCRIPTION                                  (F)               (G)               (H)                 (I)                (J)
-----------                            ---------------   ---------------   ----------------   ------------------   --------------
Assets
Real estate, net.....................    $        --       $    51,056       $ 4,598,282         $12,960,564        $   177,457
Cash and cash equivalents............     (3,462,000)       (2,175,000)       (2,100,000)         (3,921,250)        (3,188,000)
Cash at joint ventures and restricted
  cash...............................             --                --                --                  --                 --
Property deposits....................             --                --                --                  --                 --
Real estate tax deposits.............             --                --                --                  --                 --
Rents and other receivables, net.....             --                --                --                  --                 --
Prepaid expenses, net................             --                --                --                  --                 --
Deferred rental income...............             --                --                --                  --                 --
Deferred charges, net................             --                --                --                  --                 --
                                         -----------       -----------       -----------         -----------        -----------
Total assets.........................    $(3,462,000)      $(2,123,944)      $ 2,498,282         $ 9,039,314        $(3,010,543)
                                         ===========       ===========       ===========         ===========        ===========
Liabilities and Shareholders'
  Equity.............................
Liabilities..........................
Mortgage Notes Payable...............    $(3,462,000)      $        --       $        --         $ 5,443,750        $        --
Line of Credit.......................             --                --         2,400,000                  --                 --
Loan Payable.........................             --                --                --           3,921,250                 --
Loan payable (repayment with offering
  proceeds)..........................             --                --                --          (3,921,250)                --
Accounts payable and accrued
  expenses...........................             --                --                --                  --                 --
Security Deposits....................             --                --                --                  --                 --
Deferred Liabilities.................             --                --            98,282           3,595,564                 --
Advance Rents........................             --                --                --                  --                 --
                                         -----------       -----------       -----------         -----------        -----------
Total liabilities....................     (3,462,000)               --         2,498,282           9,039,314                 --
Minority interest....................             --        (2,123,944)               --                  --         (3,010,543)
Limited partner's interest in
  consolidated Operating
  Partnership........................             --                --                --                  --                 --
Series A preferred 9% convertible,
  redeemable Operating Partnership
  units..............................             --                --                --                  --                 --
                                         -----------       -----------       -----------         -----------        -----------
Common stock.........................             --                --                --                  --                 --
Accumulated other comprehensive
  loss...............................             --                --                --                  --                 --
Additional paid in capital...........             --                --                --                  --                 --
                                         -----------       -----------       -----------         -----------        -----------
Total shareholders' Equity...........             --                --                --                  --                 --
Total liabilities and shareholders'
  equity.............................    $(3,462,000)      $(2,123,944)      $ 2,498,282         $ 9,039,314        $(3,010,543)
                                         ===========       ===========       ===========         ===========        ===========

                          CEDAR SHOPPING CENTERS, INC.
           PRO FORMA CONDENSED COMBINED BALANCE SHEET -- (CONTINUED)
                              AS OF JUNE 30, 2003

       The following unaudited Pro Forma Condensed Combined Balance Sheet is presented as if the Company had completed the offering transaction, acquired the properties and completed the refinancing transactions all on June 30, 2003. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with the Pro Forma Condensed Combined Statement of Operations of the Company and the historical financial statements and notes thereto of the Company for the six months ended June 30, 2003. The Pro Forma Condensed Combined Balance Sheet is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company completed the offering transaction, acquired the properties and completed the refinancing transactions on June 30, 2003, nor does it purport to represent the future financial position of the Company.


                                              SOUTH PHILADELPHIA    ACQUISITION OF        ACQUISITION OF         ACQUISITION OF
                                               SHOPPING CENTER     COLUMBUS CROSSING     RIVERVIEW I, II &       LAKE RAYSTOWN
                                                 TRANSACTION        SHOPPING CENTER    III SHOPPING CENTERS     SHOPPING CENTER
DESCRIPTION                                          (K)                  (L)                   (L)                   (M)
-----------                                   ------------------   -----------------   ---------------------   ------------------
Assets
Real estate, net............................     $ 42,557,110         $25,109,884          $ 47,502,219           $ 8,287,202
Cash and cash equivalents...................      (41,560,000)         (8,000,000)          (54,900,000)           (1,900,000)
Cash at joint ventures and restricted
cash........................................               --                  --                    --                    --
Property deposits...........................       (3,438,000)                 --                    --                    --
Real estate tax deposits....................               --                  --                    --                    --
Rents and other receivables, net............               --                  --                    --                    --
Prepaid expenses, net.......................               --                  --                    --                    --
Deferred rental income......................               --                  --                    --                    --
Deferred charges, net.......................               --           1,390,116             1,997,781                    --
                                                 ------------         -----------          ------------           -----------
Total assets................................     $ (2,440,890)        $18,500,000          $ (5,400,000)          $ 6,387,202
                                                 ============         ===========          ============           ===========
Liabilities and Shareholders' Equity........     $         --         $        --          $         --           $        --
Liabilities.................................               --                  --                    --                    --
Mortgage Notes Payable......................               --          18,500,000                    --                    --
Line of Credit..............................               --                  --                    --             5,600,000
Loan Payable................................               --                  --             1,000,000                    --
Loan payable (repayment with offering
proceeds)...................................       (3,480,000)                 --            (1,000,000)                   --
Accounts payable and accrued expenses.......               --                  --                    --                    --
Security Deposits...........................               --                  --                    --                    --
Deferred Liabilities........................        1,279,110                  --                    --               787,202
Advance Rents...............................               --                  --                    --                    --
                                                 ------------         -----------          ------------           -----------
Total liabilities...........................       (2,200,890)         18,500,000                    --             6,387,202
Minority interest...........................               --                  --                    --                    --
Limited partner's interest in consolidated
  Operating Partnership.....................               --                  --                    --                    --
Series A preferred 9% convertible,
  redeemable Operating Partnership units....               --                  --                    --                    --
                                                 ------------         -----------          ------------           -----------
Common stock................................               --                  --                    --                    --
Accumulated other comprehensive loss........               --                  --                    --                    --
Additional paid in capital..................         (240,000)                 --            (5,400,000)                   --
                                                 ------------         -----------          ------------           -----------
Total shareholders' Equity..................         (240,000)                 --            (5,400,000)                   --
Total liabilities and shareholders'
  equity....................................     $ (2,440,890)        $18,500,000          $ (5,400,000)          $ 6,387,202
                                                 ============         ===========          ============           ===========

                          CEDAR SHOPPING CENTERS, INC.
           PRO FORMA CONDENSED COMBINED BALANCE SHEET -- (CONTINUED)
                              AS OF JUNE 30, 2003

       The following unaudited Pro Forma Condensed Combined Balance Sheet is presented as if the Company had completed the offering transaction, acquired the properties and completed the refinancing transactions all on June 30, 2003. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with the Pro Forma Condensed Combined Statement of Operations of the Company and the historical financial statements and notes thereto of the Company for the six months ended June 30, 2003. The Pro Forma Condensed Combined Balance Sheet is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company completed the offering transaction, acquired the properties and completed the refinancing transactions on June 30, 2003, nor does it purport to represent the future financial position of the Company.


                                                 PAY-OFF OF       ACQUISITION OF   ACQUISITION OF    ACQUISITION OF
                                               HUDSON REALTY/       HOMBURG OP       CEDAR BAY            MGMT
                                                SWH FINANCING         UNITS           OP UNITS         COMPANIES
DESCRIPTION                                          (N)               (O)              (P)               (Q)
-----------                                   -----------------   --------------   --------------   ----------------
Assets
Real estate, net............................     $        --       $        --      $ 1,974,000       $        --
Cash and cash equivalents...................      (8,000,000)       (3,960,000)      (9,000,000)       (1,450,000)
                                                   2,350,000                --               --                --
Cash at joint ventures and restricted
  cash......................................              --                --               --                --
Property deposits...........................              --                --               --                --
Real estate tax deposits....................              --                --               --                --
Rents and other receivables, net............              --                --               --                --
Prepaid expenses, net.......................              --                --               --                --
Deferred rental income......................              --                --               --                --
Deferred charges, net.......................        (405,972)               --               --                --
                                                 -----------       -----------      -----------       -----------
Total assets................................     $(6,055,972)      $(3,960,000)     $(7,026,000)      $(1,450,000)
                                                 ===========       ===========      ===========       ===========
Liabilities and Shareholders' Equity........     $        --       $        --      $        --       $        --
Liabilities.................................              --                --               --                --
Mortgage Notes Payable......................              --                --               --                --
Line of Credit..............................              --                --               --                --
Loan Payable................................       2,350,000                --               --                --
Loan payable (repayment with offering
  proceeds).................................      (7,750,000)               --               --                --
Accounts payable and accrued expenses.......              --                --               --        (1,000,000)
Security Deposits...........................              --                --               --                --
Deferred Liabilities........................              --                --               --                --
Advance Rents...............................              --                --               --                --
                                                 -----------       -----------      -----------       -----------
Total liabilities...........................      (5,400,000)               --               --        (1,000,000)
Minority interest...........................              --                --               --                --
Limited partner's interest in consolidated
Operating Partnership.......................              --                --       (7,026,000)               --
Series A preferred 9% convertible,
redeemable Operating Partnership units......              --        (3,000,000)              --                --
                                                 -----------       -----------      -----------       -----------
                                                          --        (3,000,000)      (7,026,000)               --
Common stock................................                                                                9,375
Accumulated other comprehensive loss........                                                                   --
Additional paid in capital..................        (655,972)         (960,000)              --          (459,375)
                                                 -----------       -----------      -----------       -----------
Total shareholders' Equity..................        (655,972)         (960,000)              --          (450,000)
Total liabilities and shareholders'
  equity....................................     $(6,055,972)      $(3,960,000)     $(7,026,000)      $(1,450,000)
                                                 ===========       ===========      ===========       ===========

                          CEDAR SHOPPING CENTERS, INC.
           PRO FORMA CONDENSED COMBINED BALANCE SHEET -- (CONTINUED)
                              AS OF JUNE 30, 2003

       The following unaudited Pro Forma Condensed Combined Balance Sheet is presented as if the Company had completed the offering transaction, acquired the properties and completed the refinancing transactions all on June 30, 2003. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with the Pro Forma Condensed Combined Statement of Operations of the Company and the historical financial statements and notes thereto of the Company for the six months ended June 30, 2003. The Pro Forma Condensed Combined Balance Sheet is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company completed the offering transaction, acquired the properties and completed the refinancing transactions on June 30, 2003, nor does it purport to represent the future financial position of the Company.


                                                                                 PURCHASE
                                        REFINANCING OF     PAY-OFF SELBRIDGE   OF INTEREST
                                      WASHINGTON CENTER          LOANS             RATE         PRO FORMA
DESCRIPTION                              MORTGAGE(R)          PAYABLE(S)          CAP(T)      JUNE 30, 2003
-----------                           ------------------   -----------------   ------------   -------------
Assets
Real estate, net....................     $        --          $        --      $         --   $329,725,890
Cash and cash equivalents...........      (6,963,159)            (887,000)       (1,000,000)     1,117,000
                                           8,800,000                   --
Cash at joint ventures and
  restricted cash...................              --                   --                --      2,818,000
Property deposits...................              --                   --                --             --
Real estate tax deposits............              --                   --                --      1,015,000
Rents and other receivables, net....              --                   --                --        495,000
Prepaid expenses, net...............              --                   --                --        853,000
Deferred rental income..............              --                   --                --        739,000
Deferred charges, net...............              --                   --         1,000,000      8,150,807
                                         -----------          -----------      ------------   ------------
Total assets........................     $ 1,836,841          $  (887,000)     $         --   $344,913,697
                                         ===========          ===========      ============   ============
Liabilities and Shareholders'
  Equity............................     $        --          $        --      $         --   $         --
Liabilities.........................              --                   --                --             --
Mortgage Notes Payable..............       8,800,000                   --                --    163,864,591
                                          (5,863,159)                  --
Line of Credit......................                                   --                --     18,000,000
Loan Payable........................              --             (887,000)               --             --
Loan payable (repayment with
  offering proceeds)................              --                   --
Accounts payable and accrued
  expenses..........................              --                   --                --      1,380,000
Security Deposits...................              --                   --                --        427,000
Deferred Liabilities................              --                   --                --     12,341,158
Advance Rents.......................              --                   --                --        917,000
                                         -----------          -----------      ------------   ------------
Total liabilities...................     $ 2,936,841          $  (887,000)               --   $196,929,749
Minority interest...................                                   --                --     12,656,511
Limited partner's interest in
  consolidated Operating
  Partnership.......................              --                   --                --             --
Series A preferred 9% convertible,
  redeemable Operating Partnership
  units.............................              --                   --                --             --
                                         -----------          -----------      ------------   ------------
Common stock........................                                                               120,364
Accumulated other comprehensive
  loss..............................                                                              (276,000)
Additional paid in capital..........      (1,100,000)                  --                --    135,483,073
                                         -----------          -----------      ------------   ------------
Total shareholders' Equity..........      (1,100,000)                  --                --    135,327,437
Total liabilities and shareholders'
  equity............................     $ 1,836,841          $  (887,000)               --   $344,913,697
                                         ===========          ===========      ============   ============

                          CEDAR SHOPPING CENTERS, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

PRO FORMA CONDENSED COMBINED BALANCE SHEET


a.   Reflects the Company's historical balance sheet as of June
     30, 2003.
b. Reflects the Company's offering of approximately 9,699,000 shares at $16 per share less costs to complete the equity transaction of approximately $13,970,000 and a draw on the line of credit of $10,000,000.
c. Reflects the acquisition of the remaining 50% interest of The Point Shopping Center through use of proceeds of approximately $2,400,000.
d. Reflects the acquisition of a Giant Shopping Store located at Loyal Plaza Associates LP through the use of proceeds of approximately $5,400,000 (including $500,000 of closing costs).
e.   Reflects the acquisition of the Golden Triangle Shopping
     Center for approximately $11,500,000 (including closing costs of $600,000) through use of proceeds of approximately
     $2,100,000 and the assumption of a mortgage note payable of approximately $9,880,000. Included in real estate is an additional asset of $662,882 related to a FAS 141/142 adjustment.
f. Reflects the pay-off of the loan payable associated with Valley Plaza Shopping Center for approximately $3,462,000 of proceeds.
g. Reflects the pay-off of the limited partner's equity associated with Pine Grove Shopping Center for approximately
     $2,175,000 of proceeds.
h. Reflects the acquisition of Huntingdon Plaza Shopping Center for approximately $4,500,000 (including closing costs of $500,000) through use of proceeds of approximately
     $2,100,000 and the draw down on the line of credit in the amount of $2,400,000. Included in real estate is a liability of $98,282 related to a FAS 141/142 adjustment.
i. Reflects the acquisition of Wal-Mart Shopping Center for approximately $9,365,000 (including closing costs of $875,000) through use of proceeds of approximately
     $3,921,000 and the assumption of a mortgage in the amount of $5,443,750. Included in real estate is a liability of $3,595,564 related to a FAS 141/142 adjustment.
j. Reflects the pay-off of the limited partner's equity associated with Swede Square for approximately $3,188,000 of proceeds.
k.   Reflects the acquisition of South Philadelphia Shopping
     Center for approximately $41,600,000 (including closing costs of approximately $2,600,000) through use of proceeds of approximately $41,320,000. Included in real estate is a liability of $1,279,110 related to a FAS 141/142 adjustment.
l.   Reflects the acquisition of Columbus Crossing Shopping
     Center and Riverview I, II & III Shopping Center for approximately $76,000,000 (including closing costs of $2,500,000) through use of proceeds of approximately
     $62,700,000 and obtaining a new mortgage note payable in the amount of $18,500,000 and a prepayment penalty in the amount of $5,200,000 paid in relation to paying off the then existing mortgage on the Riverview Property. Included in real estate is an additional asset of $3,387,897 related to a FAS 141/142 adjustment. The pro forma financial statements do not include a $5.2 million defeasance fee which will be recorded as interest expense on the Company's statement of operations. The intent of the accompanying pro forma statement of operations for the six month period ended June
     30, 2003 and the year ended December 31, 2002 is to reflect the expected continuing impact of the pro-forma transactions, therefore the one time defeasance charge noted above has been excluded.
m. Reflects the acquisition of Lake Raystown Shopping Center for approximately $7,500,000 (including closing costs of $500,000) through use of proceeds of approximately
     $1,900,000 and the draw down on the line of credit in the amount of $5,600,000. Included in real estate is a liability of $787,202 related to a FAS 141/142 adjustment.

n.   Reflects the obtaining of new financing of approximately
     $2,350,000 and then pay-off of loan payable related to Hudson Realty/SWH financing of approximately $8,000,000
     (including exit fee of $250,000), through use of proceeds.
o. Reflects the acquisition of the Series A preferred convertible redeemable partnership units for approximately
     $3,960,000, through use of proceeds (including a premium of 120% of liquidation value).
p. Reflects the acquisition of Cedar Bay's partnership units for approximately $9,000,000, through use of proceeds.
q. Reflects the $9,375 par value of the shares of common stock issued in connection with the termination of the management contracts with Cedar Bay and SKR Management, the payment of all accrued fees owed to the management companies of approximately $1,000,000 and the payment of $450,000 in advisory fees. For accounting purposes the mergers are not considered the acquisition of a "business" for the purposes of applying Financial Accounting Standards Board Statement
     141 "Business Combinations." The pro forma financial statements do not include a one time $9.85 million operating expense and a $5.15 million compensation expense reflecting the issuance of common stock and/or units in the mergers and a $300,000 compensation expense to be funded by Mr. Leo
     Ullman related to income taxes payable by certain employees of the Company as a result of their receipt of stock in the mergers. The intent of the accompanying Pro Forma Statement of Operations for the six months ended June 30, 2003 and for the year ended December 31, 2002 is to reflect the expected continuing impact of the pro forma transactions, therefore the one time charge has been excluded.
r. Reflects the refinancing of the Washington Center Shoppes mortgage note payable of $5,863,159 with a new mortgage in the amount of $8,800,000. The pro forma financial statements do not include a $1.1 million defeasance fee which will be recorded as interest expense on the Company's statement of operations. The intent of the accompanying pro forma statement of operations for the six month period ended June
     30, 2003 and for the year ended December 31, 2002 is to reflect the expected continuing impact of the pro forma transactions, therefore the one time defeasance charge has been excluded.
s. Reflects the pay-off of a loan payable with Selbridge (an affiliate of CBC) related to the acquisition of the Red Lion
     Shopping Center of approximately $887,000.
t. Reflects the purchase of an interest rate cap on $30 million of the Company's floating rate debt (Libor Cap at 4 1/2% for 5 years) at a cost of approximately $1 million as of June
     30, 2003.

                          CEDAR SHOPPING CENTERS, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003

       The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2003, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company for the six months ended June 30, 2003. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2003, nor does it purport to represent the future financial position of the Company.


                                                              ACQUISITION OF
                                                               THE REMAINING    ACQUISITION OF   ACQUISITION OF
                                                 CEDAR         50% OWNERSHIP      THE GIANT          GOLDEN
                                                SHOPPING       OF THE POINT        STORE AT         TRIANGLE
                                              CENTERS INC.       SHOPPING           LOYAL           SHOPPING
DESCRIPTION                                  HISTORICAL (U)     CENTER (V)        PLAZA (W)        CENTER (X)
-----------                                  --------------   ---------------   --------------   --------------
Revenues:
Base rent..................................   $11,203,000         $    --          $588,072         $706,438
Interest and other.........................       219,000              --                --            1,446
                                              -----------         -------          --------         --------
Total revenues.............................    11,422,000              --           588,072          707,884
                                              ===========         =======          ========         ========
Expenses:
Operating expenses.........................     3,206,000              --           309,029          145,750
Real estate taxes..........................     1,232,000              --                --          120,769
Administrative.............................     1,172,000              --                --               --
Interest expense...........................     4,290,000              --                --               --
Depreciation and amortization..............     1,767,000              --                --               --
                                              -----------         -------          --------         --------
Total operating expenses...................    11,667,000              --           309,029          266,519
                                              -----------         -------          --------         --------
Income (loss)..............................      (245,000)             --           279,043          441,365
Limited partner's interest.................       449,000              --                --               --
Distribution to preferred shareholders.....       (21,000)             --                --               --
Minority interests.........................      (422,000)         23,314                --               --
                                              -----------         -------          --------         --------
Net (loss) income..........................   $  (239,000)        $23,314          $279,043         $441,365
                                              ===========         =======          ========         ========
Basic and Diluted Net Income per Share.....        ($0.02)
                                              ===========         =======          ========         ========

                          CEDAR SHOPPING CENTERS, INC.
      PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003

       The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2003, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company for the six months ended June 30, 2003. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2003, nor does it purport to represent the future financial position of the Company.


                                                                     ACQUISITION OF
                                               ACQUISITION OF          HUNTINGDON           ACQUISITION OF
                           ACQUISITION           PINE GROVE               PLAZA                WAL-MART         ACQUISITION OF
                         OF VALLEY PLAZA          SHOPPING              SHOPPING               SHOPPING          SWEDE SQUARE
DESCRIPTION            SHOPPING CENTER (Y)       CENTER (Z)            CENTER (AA)           CENTER (BB)             (CC)
-----------            -------------------   -------------------   -------------------   --------------------   --------------
Revenues:
Base rent............       $526,167              $284,672              $194,624               $492,934            $387,359
Interest and other...            141                    --                 4,272                 36,296              61,696
                            --------              --------              --------               --------            --------
Total revenues.......        526,308               284,672               198,896                529,230             449,055
                            ========              ========              ========               ========            ========
Expenses:
Operating expenses...         79,400               133,438               115,156                221,832              65,757
Real estate taxes....         35,271                    --                33,154                 76,651              47,857
Administrative.......             --                    --                    --                     --                  --
Interest expense.....             --               (94,441)                   --                     --             (59,345)
Depreciation and
  amortization.......             --               (43,725)                   --                     --             (29,561)
                            --------              --------              --------               --------            --------
Total operating
  expenses...........        114,671                (4,728)              148,310                298,483              24,708
                            --------              --------              --------               --------            --------
Income (loss)........        411,637               289,400                50,586                230,747             424,347
Limited partner's
  interest...........             --                    --                    --                     --                  --
Minority interests...             --                    --                    --                     --                  --
                            --------              --------              --------               --------            --------
Net (loss) income....       $411,637              $289,400              $ 50,586               $230,747            $424,347
                            ========              ========              ========               ========            ========
Basic and Diluted Net
  Income per Share...
                            ========              ========              ========               ========            ========

                          CEDAR SHOPPING CENTERS, INC.
      PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003

       The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2003, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company for the six months ended June 30, 2003. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2003, nor does it purport to represent the future financial position of the Company.


                                          ACQUISITION
                                             OF THE                                      ACQUISITION
                                            COLUMBUS                                     OF HALIFAX,
                            SOUTH         CROSSING AND   ACQUISITION      PAY-OFF OF     FAIRVIEW AND
                         PHILADELPHIA      RIVERVIEW       OF LAKE        THE HUDSON       NEWPORT
                       SHOPPING CENTER    I, II & III      RAYSTOWN       REALTY/SWH       SHOPPING     REFINANCING OF
                         TRANSACTION        SHOPPING       SHOPPING       FINANCING        CENTERS        WASHINGTON
DESCRIPTION                  (DD)         CENTERS (EE)   CENTER (FF)         (GG)            (HH)        CENTER (II)
-----------            ----------------   ------------   ------------   --------------   ------------   --------------
Revenues:
Base rent............     $1,915,174       $4,082,404      $405,083       $      --        $136,585       $      --
Interest and other...            357              586           718              --          29,162              --
                          ----------       ----------      --------       ---------        --------       ---------
Total revenues.......      1,915,531        4,082,990       405,801              --         165,747              --
                          ==========       ==========      ========       =========        ========       =========
Expenses:
Operating expenses...        270,093          691,769       103,177              --          34,783              --
Real estate taxes....        228,646          246,305        25,389              --          16,991              --
Administrative.......             --               --            --              --              --              --
Interest expense.....             --               --            --        (384,380)         55,883         158,400
                                  --               --            --              --              --        (222,602)
Depreciation and
  amortization.......             --               --            --         (85,469)         28,700              --
                          ----------       ----------      --------       ---------        --------       ---------
Total operating
  expenses...........        498,739          938,074       128,566        (469,849)        136,357         (64,202)
                          ----------       ----------      --------       ---------        --------       ---------
Income (loss)........      1,416,792        3,144,916       277,235         469,849          29,390          64,202
Limited partner's
  interest...........             --               --            --              --          (3,086)             --
Minority interests...             --               --            --              --         (24,981)             --
                          ----------       ----------      --------       ---------        --------       ---------
Net (loss) income....     $1,416,792       $3,144,916      $277,235       $ 469,849        $  1,323       $  64,202
                          ==========       ==========      ========       =========        ========       =========
Basic and Diluted Net
  Income per Share...
                          ==========       ==========      ========       =========        ========       =========

                          CEDAR SHOPPING CENTERS, INC.
      PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003

       The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2003, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company for the six months ended June 30, 2003. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2003, nor does it purport to represent the future financial position of the Company.


                                                ACQUISITION OF      ACQUISITION OF
                           ACQUISITION OF       THE CEDAR BAY          HOMBURG
                           THE MANAGEMENT      LIMITED PARTNER         OP UNITS        PRO FORMA        PRO FORMA
DESCRIPTION                  COMPANIES            UNITS (NN)             (OO)         ADJUSTMENTS     JUNE 30, 2003
-----------               ----------------    ------------------    --------------    -----------     -------------
Revenues:
Base rent...............     $      --            $      --            $    --        $    79,095(pp)  $20,705,441
                                    --                   --                 --           (296,166)(qq)           --
Interest and other......       278,927(jj)               --                 --                 --          632,601
                             ---------            ---------            -------        -----------      -----------
Total revenues..........       278,927                   --                 --           (217,071)      21,338,042
                             =========            =========            =======        ===========      ===========
Expenses:
Operating expenses......      (550,941)(kk)              --                 --                 --        5,535,758
                               710,515(ll)               --                 --                 --               --
                                                         --                 --                 --               --
Real estate taxes.......            --                   --                 --                 --        2,063,033
Administrative..........       794,000(mm)               --                 --                 --        1,500,000(mm)
                              (466,000)(kk)              --                 --                 --               --
Interest expense........            --                   --                 --          1,497,263(rr)    5,340,778
                                                                                          100,000(ss)
Depreciation and
  amortization..........            --                   --                 --          1,837,654(tt)    3,474,599
                             ---------            ---------            -------        -----------      -----------
Total operating
  expenses..............       487,574                   --                 --          3,434,917       17,914,168
                             ---------            ---------            -------        -----------      -----------
Income (loss)...........      (208,647)                  --                 --         (3,651,988)       3,423,874
Limited partner's
  interest..............            --             (445,914)                --                 --               --
Distribution to
  preferred
  shareholders..........            --                   --             21,000                 --               --
Minority interests......                                 --                 --                 --         (423,667)
                             ---------            ---------            -------        -----------      -----------
Net (loss) income.......     $(208,647)           $(445,914)           $21,000        $(3,651,988)     $ 3,000,207
                             ---------            ---------            -------        -----------      -----------
Basic and Diluted Net
  Income per Share......                                                                               $      0.28(uu)
                             =========            =========            =======        ===========      ===========

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2003


     u. Reflects the historical operations of the Company for the six months ended June 30, 2003, as previously filed.



     v. Reflects the acquisition of the remaining 50% interest in The Point Shopping Center for the six months ended June 30, 2003.



     w. Reflects the operations of the Giants Foods Store located at Loyal Plaza for the six months ended June 30, 2003.



     x. Reflects the operations of Golden Triangle Shopping Center for the six months ended June 30, 2003.



     y. Reflects the operations of Valley Plaza Shopping Center for the six months ended June 30, 2003.



     z. Reflects the operations of Pine Grove Shopping Center for the six months ended June 30, 2003, excluding amounts included in Cedar Shopping Centers, Inc. historical.



     aa. Reflects the operations of Huntingdon Plaza Shopping Center for the six months ended June 30, 2003.



     bb. Reflects the operations of Wal-Mart Shopping Center for the six months ended June 30, 2003.



     cc. Reflects the operations of Swede Square for the six months ended June 30, 2003, excluding amounts included in Cedar Shopping Centers, Inc. historical.



     dd. Reflects the operations of South Philadelphia Shopping Center for the six months ended June 30, 2003.



     ee. Reflects the operations of Columbus Crossing Shopping Center and the Riverview I, II & III Shopping Centers for the six months ended June 30, 2003.



     ff. Reflects the operations of Lake Raystown Shopping Center for the six months ended June 30, 2003.



     gg. Reflects the pay-down of the Hudson Realty/SWH loan payable for the six months ended June 30, 2003.



     hh. Reflects the operations for Halifax, Fairview and Newport Shopping Centers for the period from January 1, 2003 through their dates of respective acquisitions.



     ii. Reflects the refinancing of the Washington Center mortgage as follows:



                                                                    MORTGAGE     INTEREST
                                                                    BALANCE      EXPENSE
                                                                   ----------   ----------
      Original Mortgage..........................................  $5,863,159   $ (222,602)
      New Mortgage...............................................   8,800,000      158,400



     jj. Reflects the management fee income associated with the continuance of the management of the joint venture properties and properties outside of Cedar Shopping Centers, Inc., as follows:


                                                           MANAGEMENT   MINORITY
      PROPERTY                                                FEES       SHARE     FEE INCOME
      --------                                             ----------   --------   ----------
      API Red Lion.......................................   $ 69,353       80%      $ 55,824
      Loyal Plaza........................................     49,294       75%        36,971
      Halifax, Newport & Fairview........................     44,474       70%        31,132
      Shore Mall.........................................    155,000                 155,000
                                                            --------       --       --------
                                                            $318,121                $278,927

     kk. Reflects the elimination of management, advisory fees and legal fees paid to Cedar Bay, SKR Management and other third party management, as a result of the consummation of the mergers, as follows:


                                     MANAGEMENT                                   LEGAL AND
      ENTITY                            FEES         CEDAR SHOPPING CENTERS       ADVISORY
      ------                         ----------   -----------------------------   ---------
      Cedar Shopping Centers.......   $393,000    Legal........................   $ 82,000
      Golden Triangle..............     20,161    Advisory fees................    384,000
                                                                                  --------
      Valley Plaza.................     12,000                                    $466,000
      Pine Grove...................     21,863
      Huntingdon Plaza.............     27,800
      Wal-Mart.....................     19,109
      Swede Square.................      3,508
      South Philadelphia...........     24,000
      Lake Raystown................     29,500
                                      --------
                                      $550,941


     ll. Reflects the management costs incurred to operate all of the new acquisition properties.



     mm. Represents additional estimated general and administrative costs expected to be incurred as a result of the mergers and the acquisition of the new properties. Components of such costs are as follows:


                                                                      FOR THE SIX
                                                                     MONTHS ENDED
      DESCRIPTION                                                    JUNE 30, 2003
      -----------                                                    -------------
      Employee compensation.......................................    $1,200,000
      Other General and administrative costs......................       300,000
                                                                      ----------
                                                                      $1,500,000


     nn.   Reflects the acquisition of Cedar Bay's partnership units.



     oo.   Reflects the acquisition of all of the Preferred Units.

     pp. Reflects the increase in the straight line rental income associated with the acquisitions of Valley Plaza, Pine Grove, Wal-Mart, Swede Square, South Philadelphia, Golden Triangle, Lake Raystown, Huntingdon Plaza, Riverview and Columbus Crossing as follows:


                                                                       STRAIGHT LINE
                                                       AS ACQUIRED     ADJUSTMENT AS
                                                      STRAIGHT LINE     ACQUIRED ON     PRO FORMA
      PROPERTY                                         ADJUSTMENT     JANUARY 1, 2003   ADJUSTMENT
      --------                                        -------------   ---------------   ----------
      Golden Triangle...............................    $  7,403         $  2,889        $ (4,514)
      Valley Plaza..................................       9,501           21,557          12,056
      Pine Grove....................................      19,600            3,850         (15,750)
      Huntingdon Plaza..............................       1,034            1,832             798
      Wal-Mart......................................      22,579           28,512           5,933
      Swede Square..................................       6,525            8,587           2,062
      South Philadelphia............................     119,177          141,277          22,100
      Columbus Crossing and Riverview I, II & III...      83,868          136,178          52,310
      Lake Raystown.................................      10,301           14,401           4,100
      Giant at Loyal Plaza..........................          --               --              --
                                                                                         --------
                                                                                         $ 79,095


     qq. Reflects the FAS 141/142 adjustment to rental income related to the newly acquired properties.



     rr. Reflects the increase in interest expense related to the acquisition of Golden Triangle, Valley Plaza, Pine Grove, Wal-Mart, Swede Square, Huntingdon Plaza, Lake Raystown and Columbus Crossing as follows:



                                                                             INTEREST EXPENSE
                                                                               FOR THE SIX
                                             PRINCIPAL                         MONTHS ENDED
      PROPERTY                                 AMOUNT      INTEREST RATE      JUNE 30, 2003
      --------                              ------------   -------------     ----------------
      Golden Triangle.....................  $  9,880,000       7.39    %        $  365,066
      Valley Plaza........................     6,429,800   LIBOR + 2.5 %(1)        115,736
      Pine Grove..........................     5,963,000       6.24    %           186,046
      Wal-Mart............................     5,443,750   LIBOR + 2.5 %(1)         97,988
      Swede Square........................     5,560,000       7.25    %           201,551
      Draw on line of credit..............    18,000,000   LIBOR + 2.25%(1)        301,500
      Columbus Crossing...................    18,500,000   LIBOR + 1.25%(1)        229,376
                                            ------------                        ----------
                                            $ 69,776,550                        $1,497,263


------------

      (1) -- As of June 30, 2003 the LIBOR rate is 1.10%.


     ss. Reflects the amortization of the interest rate cap of $100,000 for January 1 through June 30, 2003, which is included in interest expense.



     tt. Reflects the increase in depreciation expense associated with the acquisitions of Valley Plaza, Pine Grove, Wal-Mart, Swede Square, South Philadelphia, Golden Triangle, Lake Raystown, Hunting-don Plaza, Riverview, Columbus Crossing and for Halifax, Newport and Fairview from January 1, 2003 through their respective dates of acquisition as follows:


                                                 PURCHASE
                                                   PRICE                    DEPRECIATION EXPENSE
                                                 ADJUSTED     DEPRECIABLE    FOR THE SIX MONTHS
      PROPERTY                                  FAS 141/142     BASE(1)     ENDED JUNE 30, 2003
      --------                                  -----------   -----------   --------------------
      Golden Triangle.........................  $11,317,118   $9,053,694         $  113,171
      Halifax, Newport and Fairview (2).......   20,471,000   16,376,800             27,246
      The Point...............................    1,275,998    1,020,798             12,760
      Valley Plaza............................    9,784,700    7,827,750             97,847
      Pine Grove..............................    8,065,080    6,452,064             80,651
      Huntingdon Plaza........................    4,598,282    3,678,626             45,983
      Wal-Mart................................   12,960,564   10,368,451            109,706
      Swede Square............................    8,060,030    6,448,023             80,600
      South Philadelphia......................   42,557,110   34,045,688            415,571
      Columbus Crossing and Riverview I, II &
        III...................................   72,612,103   58,089,682            717,247
      Lake Raystown...........................    8,287,202    6,629,762             82,872
      Giant at Loyal Plaza....................    5,400,000    4,320,000             54,000
                                                                                 ----------
                                                                                 $1,837,654



     uu. For purposes of the shares/units outstanding, the reverse split was calculated based on the stock price at June 30, 2003 of $2.62 per share.


        --------------------

      (1) -- The depreciable base represents 80% of the purchase price of the property.

      (2) -- Represents the depreciation expense for the period from January 1, 2003 through the dates of acquisition.

                          CEDAR SHOPPING CENTERS, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002

       The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2002, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company for the twelve months ended December 31, 2002. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2002, nor does it purport to represent the future financial position of the Company.


                                                                 ACQUISITION OF
                                      CEDAR                       THE REMAINING    ACQUISITION OF   ACQUISITION
                                     SHOPPING                     50% OWNERSHIP      THE GIANT       OF GOLDEN
                                   CENTERS INC.    COMPLETED      OF THE POINT        STORE AT       TRIANGLE
                                    HISTORICAL    TRANSACTIONS   SHOPPING CENTER    LOYAL PLAZA      SHOPPING
DESCRIPTION                            (VV)           (WW)            (XX)              (YY)        CENTER (ZZ)
-----------                        ------------   ------------   ---------------   --------------   -----------
Revenues:
Base rent........................  $12,964,000     $8,277,000       $     --         $1,176,144     $1,280,452
Interest and other income........       25,000             --             --                 --             --
                                   -----------     ----------       --------         ----------     ----------
Total revenues...................   12,989,000      8,277,000             --          1,176,144      1,280,452
                                   ===========     ==========       ========         ==========     ==========
Expenses:
Operating expenses...............    2,313,000      2,279,550             --            618,057        236,217
Real estate taxes................    1,527,000        701,000             --                 --        233,102
Administrative...................    2,005,000        727,000             --                 --             --
Interest expense.................    6,010,000      3,024,000             --                 --             --
Depreciation and amortization....    2,546,000      1,158,000             --                 --             --
                                   -----------     ----------       --------         ----------     ----------
Total operating expenses.........   14,401,000      7,889,550             --            618,057        469,319
                                   -----------     ----------       --------         ----------     ----------
Income (loss)....................   (1,412,000)       387,450             --            558,087        811,133
Limited partner's interest.......    1,152,000       (386,000)            --                 --             --
Minority interests...............     (159,000)      (273,000)       (99,617)                --             --
Loss on sale of properties.......      (49,000)        49,000             --                 --             --
                                   -----------     ----------       --------         ----------     ----------
Net (loss) income................  $  (468,000)    $ (222,550)      $(99,617)        $  558,087     $  811,133
                                   ===========     ==========       ========         ==========     ==========
Basic and Diluted Net Income per
  Share..........................       ($0.04)
                                   ===========     ==========       ========         ==========     ==========

                          CEDAR SHOPPING CENTERS, INC.
      PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS -- (CONTINUED)
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002

       The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2002, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company for the twelve months ended December 31, 2002. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2002, nor does it purport to represent the future financial position of the Company.


                                                                ACQUISITION OF
                              ACQUISITION     ACQUISITION OF      HUNTINGDON      ACQUISITION OF
                            OF VALLEY PLAZA     PINE GROVE           PLAZA         THE WAL-MART     ACQUISITION OF
                            SHOPPING CENTER   SHOPPING CENTER   SHOPPING CENTER   SHOPPING CENTER    SWEDE SQUARE
DESCRIPTION                      (AAA)             (BBB)             (CCC)             (DDD)            (EEE)
-----------                 ---------------   ---------------   ---------------   ---------------   --------------
Revenues:
Base rent.................    $1,141,194         $767,061          $595,886         $1,076,255        $1,103,604
Other income..............            --               --                --                 --                --
Interest..................           401              673                --                 --                --
                              ----------         --------          --------         ----------        ----------
Total revenues............     1,141,595          767,734           595,886          1,076,255         1,103,604
                              ==========         ========          ========         ==========        ==========
Expenses:
Operating expenses........       144,869          201,863           228,012            308,991           147,264
Real estate taxes.........        69,227           16,301            66,308            145,305           203,571
Administrative............            --               --                --                 --                --
Interest expense..........            --               --                --                 --                --
Depreciation and
  amortization............            --               --                --                 --                --
                              ----------         --------          --------         ----------        ----------
Total operating
  expenses................       214,096          218,164           294,320            454,296           350,835
                              ----------         --------          --------         ----------        ----------
Income (loss).............       927,499          549,570           301,566            621,959           752,769
Limited partner's
  interest................            --               --                --                 --                --
Minority interests........            --               --                --                 --                --
Loss on sale of
  properties..............            --               --                --                 --                --
                              ----------         --------          --------         ----------        ----------
Net (loss) income.........    $  927,499         $549,570          $301,566         $  621,959        $  752,769
                              ==========         ========          ========         ==========        ==========
Basic and Diluted Net
  Income per Share........
                              ==========         ========          ========         ==========        ==========

                          CEDAR SHOPPING CENTERS, INC.
      PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS -- (CONTINUED)
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002


       The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2002, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company for the twelve months ended December 31, 2002. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2002, nor does it purport to represent the future financial position of the Company.



                                                  ACQUISITION     ACQUISITION    ACQUISITION
                                   SOUTH          OF COLUMBUS    OF RIVERVIEW      OF LAKE
                               PHILADELPHIA         CROSSING      I, II & III      RAYSTOWN     PAY-OFF OF THE
                                 SHOPPING           SHOPPING       SHOPPING        SHOPPING         HUDSON
                                  CENTER             CENTER         CENTER          CENTER        REALTY/SWH
DESCRIPTION                 TRANSACTION (F F F)      (GGG)           (GGG)          (HHH)       FINANCING (III)
-----------                 -------------------   ------------   -------------   ------------   ---------------
Revenues:
Base rent.................      $3,085,134         $2,576,713     $5,291,659       $822,010        $      --
Other income..............              --                 --             --             --               --
Interest..................           1,280                 --             --             --               --
                                ----------         ----------     ----------       --------        ---------
Total revenues............       3,086,414          2,576,713      5,291,659        822,010               --
                                ==========         ==========     ==========       ========        =========
Expenses:
Operating expenses........         459,453            310,672        580,822        188,222               --
Real estate taxes.........         364,208            147,264        345,259         51,054               --
Administrative............              --                 --             --             --               --
Interest expense..........              --                 --             --             --         (298,903)
Depreciation and
  amortization............              --                 --             --             --         (503,940)
                                ----------         ----------     ----------       --------        ---------
Total operating
  expenses................         823,661            457,936        926,081        239,276         (802,843)
                                ----------         ----------     ----------       --------        ---------
Income (loss).............       2,262,753          2,118,777      4,365,578        582,734          802,843
Limited partner's
  interest................              --                 --             --             --               --
Minority interests........              --                 --             --             --               --
Loss on sale of
  properties..............              --                 --             --             --               --
                                ----------         ----------     ----------       --------        ---------
Net (loss) income.........      $2,262,753         $2,118,777     $4,365,578       $582,734        $ 802,843
                                ==========         ==========     ==========       ========        =========
Basic and Diluted Net.....
Income per Share..........
                                ==========         ==========     ==========       ========        =========

                          CEDAR SHOPPING CENTERS, INC.
      PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS -- (CONTINUED)
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002

       The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2002, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company for the twelve months ended December 31, 2002. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company completed the offering transaction, acquired the properties and the management companies and completed the refinancing transactions all as of January 1, 2002, nor does it purport to represent the future financial position of the Company.


                                           ACQUISITION OF
                                             THE CEDAR
                       ACQUISITION OF       BAY LIMITED     REFINANCING OF                          PRO FORMA
                       THE MANAGEMENT         PARTNERS        WASHINGTON           PRO FORMA       DECEMBER 31,
DESCRIPTION              COMPANIES          UNITS (NNN)      CENTER (OOO)         ADJUSTMENTS          2002
-----------            --------------      --------------   --------------        -----------      ------------
Revenues:
Base rent............   $         --         $        --      $       --          $   211,401(ppp) $ 39,776,178
                                  --                  --              --             (592,335)(qqq)
Interest and other
  income.............        556,676(jjj)             --              --                   --           584,030
                        ------------         -----------      ----------          -----------      ------------
Total revenues.......        556,676                  --              --             (380,934)       40,360,208
                        ============         ===========      ==========          ===========      ============
Expenses:
Operating expenses...       (873,709)(kkk)            --              --                   --         8,564,313
                           1,421,030(lll)             --              --                   --
                                                      --              --                   --
Real estate taxes....             --                  --              --                   --         3,869,599
Administrative.......        838,000(mmm)             --              --                   --         3,000,000(mmm)
                            (570,000)(kkk)            --              --                   --
Interest expense.....             --                  --         316,800            2,994,521(rrr)   11,801,214
                                  --                  --        (445,204)             200,000(sss)
Depreciation and
  amortization.......             --                  --              --            3,695,636(ttt)    6,895,696
                        ------------         -----------      ----------          -----------      ------------
Total operating
  expenses...........        815,321                  --        (128,404)           6,890,157        34,130,822
                        ------------         -----------      ----------          -----------      ------------
Income (loss)........       (258,645)                 --         128,404           (7,271,091)        6,229,386
Limited partner's
  interest...........             --            (766,000)             --                   --                --
Minority interests...                                 --              --                   --          (531,617)
Loss on sale of
  properties.........             --                  --              --                   --                --
                        ------------         -----------      ----------          -----------      ------------
Net (loss) income....   $   (258,645)        $  (766,000)     $  128,404          $(7,271,091)     $  5,697,769
                        ============         ===========      ==========          ===========      ============
Basic and Diluted Net
  Income per Share...                                                                              $       0.52(uuu)
                        ============         ===========      ==========          ===========      ============

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002


     vv. Reflects the historical operations of the Company for the twelve months ended December 31, 2002, as previously filed.



     ww. Reflects the income statement effect of the sale of Southpoint Parkway Center as of January 1, 2002, the acquisition of Loyal Plaza, Red Lion and Camp Hill for the period from January 1, 2002 through their dates of acquisition, for the refinancing of The Point Shopping Center mortgage from January 1, 2002 through the date of refinance and for Halifax, Newport and Fairview Shopping Centers for the period from January 1, 2002 through December 31, 2002 as filed in the 8-K dated April 17, 2003.



     xx. Reflects the acquisition of the remaining 50% interest in The Point Shopping Center for the year ended December 31, 2002.



     yy. Reflects the operations of the Giants Foods Store located at Loyal Plaza for the year ended December 31, 2002.



     zz. Reflects the operations of Golden Triangle Shopping Center for the year ended December 31, 2002.



     aaa. Reflects the operations of Valley Plaza Shopping Center for the year ended December 31, 2002.



     bbb. Reflects the operations of Pine Grove Shopping Center for the year ended December 31, 2002.



     ccc. Reflects the operations of Huntingdon Plaza Shopping Center for the year ended December 31, 2002.



     ddd. Reflects the operations of Wal-Mart Shopping Center for the year ended December 31, 2002.



     eee. Reflects the operations of Swede Square for the year ended December 31, 2002.



     fff. Reflects the operations of South Philadelphia Shopping Center for the year ended December 31, 2002.



     ggg. Reflects the operations of the Columbus Crossing Shopping Center and Riverview I, II and III Shopping Centers for the year ended December 31, 2002.



     hhh. Reflects the operations of Lake Raystown Shopping Center for the year ended December 31, 2002.



     iii. Reflects the pay-down of the Hudson Realty/SWH loan payable for the year ended December 31, 2002.



     jjj. Reflects the management fee income associated with the continued management of the joint venture properties and properties outside of Cedar Shopping Centers, Inc., as follows:


                                                  MANAGEMENT
      PROPERTY                                       FEES      MINORITY INTEREST   MINORITY SHARE
      --------                                    ----------   -----------------   --------------
      API Red Lion..............................   $142,258           80%             $113,806
      Loyal Plaza...............................    102,141           75%               76,606
      Halifax, Newport & Fairview...............     88,948           70%               62,264
      Shore Mall................................    304,000                            304,000
                                                   --------                           --------
                                                   $637,347                           $556,676

     kkk. Reflects the elimination of management, advisory fees and legal fees paid to CBRA, SKR Management and other third party management, as a result of the consummation of the mergers and the acquisition of the properties, as follows:


                                     MANAGEMENT                                   LEGAL AND
      ENTITY                            FEES         CEDAR SHOPPING CENTERS       ADVISORY
      ------                         ----------      ----------------------       ---------
      Cedar Shopping Centers.......   $536,000    Legal........................   $210,000
      Golden Triangle..............     40,866    Advisory fees................    360,000
                                                                                  --------
      Valley Plaza.................     24,000                                    $570,000
      Pine Grove...................     22,016
      Huntingdon Plaza.............     86,000
      Wal-Mart.....................     41,911
      Swede Square.................      7,016
      South Philadelphia...........     48,000
      Lake Raystown................     67,900
                                      --------
                                      $873,709


     lll. Reflects additional management costs incurred to operate all of the new acquisition properties.



     mmm. Represents the estimated general and administrative costs expected to be incurred as a result of the mergers. Components of such costs are as follows:



                                                                    FOR THE TWELVE
                                                                     MONTHS ENDED
                                                                     DECEMBER 31,
      DESCRIPTION                                                        2002
      -----------                                                   --------------
      Employee compensation.......................................    $2,400,000
      Other general and administrative costs......................       600,000
                                                                      ----------
                                                                      $3,000,000



     nnn.  Reflects the acquisition of Cedar Bay's partnership units.



     ooo. Reflects the refinancing of the Washington Center mortgage as follows:



                                                                    MORTGAGE     INTEREST
                                                                    BALANCE      EXPENSE
                                                                   ----------   ----------
      Original Mortgage..........................................  $5,863,159   $ (445,204)
      New Mortgage...............................................   8,800,000      316,800

     ppp. Reflects the increase in the straight line rental income associated with the acquisitions of Valley Plaza, Pine Grove, Wal-Mart, Swede Square, South Philadelphia, Golden Triangle, Lake Raystown, Huntingdon Plaza, Riverview I, II & III and Columbus Crossing as follows:


                                                                       STRAIGHT LINE
                                                       AS ACQUIRED     ADJUSTMENT AS
                                                      STRAIGHT LINE     ACQUIRED ON     PRO FORMA
      PROPERTY                                         ADJUSTMENT     JANUARY 1, 2002   ADJUSTMENT
      --------                                        -------------   ---------------   ----------
      Golden Triangle...............................    $  2,586          $13,148        $ 10,562
      Valley Plaza..................................      17,823           37,476          19,653
      Pine Grove....................................      25,323           79,133          53,810
      Huntingdon Plaza..............................         633            1,783           1,150
      Wal-Mart......................................      35,303           41,872           6,569
      Swede Square..................................       7,229            9,494           2,265
      South Philadelphia............................     116,836          148,853          32,017
      Columbus Crossing and Riverview I, II & III...     183,555          262,679          79,124
      Lake Raystown.................................      13,223           19,474           6,251
      Giant at Loyal Plaza..........................          --               --              --
                                                                                         --------
                                                                                         $211,401


     qqq. Reflects the FAS 141/142 adjustment to rental income related to the newly acquired properties.



     rrr. Reflects the increase in interest expense related to the acquisition of Golden Triangle, Valley Plaza, Pine Grove, Wal-Mart, Swede Square and Columbus Crossing as follows:



                                                                              INTEREST EXPENSE
                                                                               FOR THE TWELVE
                                                                                MONTHS ENDED
                                             PRINCIPAL                          DECEMBER 31,
      PROPERTY                                 AMOUNT      INTEREST RATE            2002
      --------                              ------------   -------------      ----------------
      Golden Triangle.....................  $  9,880,000       7.39    %         $  730,132
      Valley Plaza........................     6,429,800   LIBOR + 2.5 %(1)         231,473
      Pine Grove..........................     5,963,000       6.24    %            372,091
      Wal-Mart............................     5,443,750   LIBOR + 2.5 %(1)         195,975
      Swede Square........................     5,560,000       7.25    %            403,100
      Draw on line of credit..............    18,000,000   LIBOR + 2.25%(1)         603,000
      Columbus Crossing...................    18,500,000   LIBOR + 1.25%(1)         458,750
                                            ------------                         ----------
                                            $ 69,776,550                         $2,994,521


------------

      (1) As of June 30, 2003 the LIBOR rate is 1.10%.


     sss. Reflects the amortization of the interest rate cap of $200,000 from January 1, 2002 through December 31, 2002, which is included in interest expense.



     ttt. Reflects the increase in depreciation expense associated with the acquisitions of Valley Plaza, Pine Grove, Wal-Mart, Swede Square, South Philadelphia, Golden Triangle, Lake Raystown, Hunt-ingdon Plaza, Riverview I, II & III, Columbus Crossing and for Halifax, Newport and Fairview from January 1, 2002 through their respective dates of acquisition as follows:


                                                                                DEPRECIATION
                                                  PURCHASE                    EXPENSE FOR THE
                                                   PRICE                       TWELVE MONTHS
                                                ADJUSTED FOR   DEPRECIABLE   ENDED DECEMBER 31,
      PROPERTY                                  FAS 141/142      BASE(1)            2003
      --------                                  ------------   -----------   ------------------
      Golden Triangle.........................  $11,317,118    $ 9,053,694       $  226,342
      Halifax, Newport and Fairview...........   20,471,000     16,376,800           74,820
      The Point...............................    1,275,998      1,020,798           25,520
      Valley Plaza............................    9,784,700      7,827,750          195,694
      Pine Grove..............................    8,065,080      6,452,064          161,302
      Huntingdon Plaza........................    4,598,282      3,678,626           91,966
      Wal-Mart................................   12,960,564     10,368,451          219,412
      Swede Square............................    8,060,030      6,448,023          161,200
      South Philadelphia......................   42,557,110     34,045,688          831,142
      Columbus Crossing and Riverview I, II &
        III...................................   72,612,103     58,089,682        1,434,494
      Lake Raystown...........................    8,287,202      6,629,762          165,744
      Giant at Loyal Plaza....................    5,400,000      4,320,000          108,000
                                                                                 ----------
                                                                                 $3,695,636



      uuu For purposes of the shares/units outstanding, the reverse split was calculated based on the stock price at June 30, 2003 of $2.62 per share.


------------

      (1) -- The depreciable base represents 80% of the purchase price of the property.

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                          CEDAR SHOPPING CENTERS, INC.

                        CEDAR BAY REALTY ADVISORS, INC.

                                      AND

                              SKR MANAGEMENT CORP.


                         DATED AS OF             , 2003

     AGREEMENT AND PLAN OF MERGER (the "Agreement") dated             , 2003, by
and among CEDAR SHOPPING CENTERS, INC., a Maryland corporation (the "Company"), CEDAR BAY REALTY ADVISORS, INC., a New York corporation ("CBRA") and SKR MANAGEMENT CORP., a New York corporation ("SKR").


                              W I T N E S S E T H

     WHEREAS, the respective boards of directors of CBRA, SKR and the Company deem it advisable and in the best interests of such corporations and their respective stockholders that SKR and CBRA be merged with and into the Company, in accordance with the Maryland General Corporation Law (the "MGCL") and the terms and conditions of this Agreement;

     WHEREAS, the board of directors of CBRA and SKR have received, in accordance with applicable laws, the approval of the stockholders of each of CBRA and SKR to execute this Agreement and consummate the transactions contemplated hereby; and

     WHEREAS, the board of directors of the Company has approved, subject to the further approval of the Company's stockholders, this Agreement and the transactions contemplated hereby.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration set forth herein, the parties hereto agree as follows:

     1.  The Merger.

     1.1 Merger of SKR, CBRA and the Company. Subject to the terms and conditions of this Agreement, at the Effective Time (as hereinafter defined) each of SKR and CBRA (together, the "Merged Corporations") shall be merged with and into the Company (the "Merger") and the separate existence of SKR and CBRA shall cease. The Company shall be the surviving corporation and shall continue its corporate existence under the laws of the State of Maryland. The Merger shall have the effects set forth in the MGCL.

     1.2 Filing of Articles of Merger; Effective Time. Subject to the provisions of this Agreement and provided that this Agreement has not been terminated pursuant to Article 5, articles of merger shall be duly prepared, executed and acknowledged by the parties and thereafter delivered to the State Department of Assessments and Taxation of the State of Maryland (the "Maryland State Department") for filing in accordance with Section 3-107 of the MGCL as soon as practicable after the conditions to closing in Article 6 have been fulfilled. The effective time of the Merger (the "Effective Time") shall be when the Articles of Merger are accepted by the Maryland State Department pursuant to
Section 3-113 of the MGCL.

     1.3  Certificate of Incorporation and By-laws of the Surviving
Corporation. The certificate of incorporation and by-laws of the Company, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation and by-laws of the Company, as the surviving corporation, after the Effective Time, until amended in accordance with applicable law and the provisions of such certificate of incorporation and by-laws.

     1.4 Officers and Directors of the Surviving Corporation. The directors and officers of the Company at the Effective Time shall, from and after the Effective Time, be the directors and officers of the Company, as the surviving corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Company's certificate of incorporation and by-laws.


     1.5 Exchange and Conversion of Shares. The manner and basis of converting shares of the Merged Corporations into shares of the Company shall be as follows:



          1.5.1 At and after the Effective Time, each outstanding share of stock of CBRA and each outstanding share of stock of SKR shall be surrendered and cancelled and each holder of any such shares of stock and the employees of CBRA shall be entitled, upon such surrender and cancellation, to receive the number of shares of common stock of the Company on the basis provided herein. Until so surrendered and cancelled, the outstanding shares of the stock of either of the Merged Corporations to be converted into the stock of the Company as provided herein, may be treated by the Company for all corporate purposes as evidencing the ownership of shares of the Company as though said surrender, cancellation and exchange had taken place. At and after the Effective Time, each registered owner of any shares of the stock of either of the Merged Corporations shall have such shares cancelled and said registered owner and the employees of CBRA shall be entitled to the number of shares of the surviving corporation on the basis provided herein.



     1.5.2 At and after the Effective Time, each shareholder of CBRA shall be entitled, upon surrender and cancellation of his or her stock, to a pro rata portion of the number of shares of the common stock of the Company having an aggregate Value (as defined below) of $2,850,000 and the employees of CBRA shall be entitled to receive a number of shares of common stock of the Company having an aggregate Value of $5,150,000; provided, however, that if the Offering (as defined below) is priced above the Midpoint (as defined below), then the number of shares issuable pursuant to this Section 1.5.2 shall equal the quotient of each of $2,850,000 and $5,150,000 divided by the public offering price per share in the Offering.



     1.5.3 At and after the Effective Time, each shareholder of SKR shall be entitled, upon surrender and cancellation of his or her stock, to a pro rata portion of the number of shares of common stock of the Company having an aggregate Value of $2,000,000; provided, however, that if the Offering is priced above the Midpoint, then the number of shares issuable pursuant to this Section
1.5.3 shall equal the quotient of $2,000,000 divided by the public offering price per share in the Offering.



     1.5.4 For purposes of Sections 1.5.2 and 1.5.3, "Value" shall equal the midpoint (the "Midpoint") of the estimated price range set forth in the Preliminary Prospectus for the public offering of the Company's shares of common stock (the "Offering").



     2. Representations and Warranties of the Parties. With the exception of the representations and warranties in each of Sections 2.3, 2.4 and 2.5 which shall be made solely by the party to which each such Section relates, each party represents and warrants to the other parties as follows:


          2.1 Good Standing. It is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted. It is duly qualified or licensed to do business as a foreign corporation, and is in good standing, in all jurisdictions where the character of the properties it owns, leases or operates, or the conduct of its business, requires such qualification or licensing, except where the failure to be so qualified would not have a material adverse effect.

          2.2 Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its board of directors and all other corporate action, including all stockholder approvals (with the exception of the required approval of the stockholders of the Company), authorizations and ratifications necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been taken. This Agreement constitutes the binding obligation of it, enforceable against it in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto or to general principles of equity. The execution and delivery of this Agreement by it and the consummation of the transactions contemplated hereby will not, except as set forth on a Schedule to be provided, (a) require the consent of any lender, trustee or additional consent of any security holder of such party or of any other person (with the exception of the Maryland State Department), (b) result in a default under any contract, (c) violate any law or court order, (d) require it to obtain any license, or (e) conflict with, or result in a breach or default under, its certificate of incorporation and by-laws, except, in each case, for violations, conflicts, breaches or defaults which in the aggregate would not have a material adverse effect.

          2.3 Capitalization of the Company. The total number of shares of stock of all classes which the Company has authority to issue is fifty five million ( 55,000,000) shares divided into (i) fifty million shares (50,000,000) shares of common stock with a par value of one cent ($.01) per share, and (ii) five million (5,000,000) shares of preferred stock with a par value of one cent ($.01) per share.

          2.4 Capitalization of SKR. The total number of shares of stock of all classes which SKR has authority to issue is two hundred (200) shares of common stock with no par value. One hundred (100) shares of SKR's common stock are outstanding as of the date hereof.

          2.5 Capitalization of CBRA. The total number of shares of stock of all classes which CBRA has authority to issue is two hundred (200) shares of common stock with no par value. One hundred (100) shares of CBRA's common stock are outstanding as of the date hereof.

     3.  Covenants.

     3.1 Company Stockholder Approval. The Company shall use its reasonable best efforts to obtain, on or prior to June 30, 2004, in accordance with applicable law, the required approval of its stockholders to effect this Agreement and to consummate the transactions contemplated hereby.

     3.2 Consents and Approvals. The parties shall use their reasonable best efforts to obtain in writing, prior to the Effective Time, all consents, approvals, waivers, authorizations, licenses and orders (collectively, "Consents") necessary or reasonably required to effectuate this Agreement and to consummate the transactions contemplated hereby, except for where the failure to obtain the same will not have a material adverse effect on the Agreement or the transactions contemplated hereby.

     3.3 Government Filings. The parties agree to use their reasonable best efforts to cooperate with one another in (i) determining which filings are required to be made prior to the Effective Time with, and which Consents are required to be obtained prior to the Effective Time from, any governmental entity in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and (ii) timely making all such filings and timely seeking all such Consents. The parties shall use their reasonable best efforts to take, or cause to be taken, all other action and doing, or causing to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement.

     4. Indemnification by the Stockholders. The stockholders of SKR and CBRA (the "Stockholders") jointly and severally agree to indemnify the Company against and hold it harmless from any and all losses, liabilities, costs, damages, claims and expenses, including attorneys fees and disbursements (collectively the "Damages") which the Company may sustain at any time by reason of (i) the breach or inaccuracy of any of the warranties, representations, conditions, covenants or agreements of SKR and/or CBRA contained in this Agreement (the performance of which has not been waived by the Company); (ii) any debts, liabilities or obligations of any kind and description whether absolute or contingent, direct or indirect, known or unknown or of any other nature relating to or arising from the business of CBRA and SKR, including but not limited to, taxes; and (iii) the operations or activities of SKR and CBRA prior to the Effective Time.

     5. Termination. This Agreement may be terminated at any time prior to the Effective Time by (i) mutual written agreement of CBRA, SKR and the Company;
(ii) any party upon written notice to the other parties if any governmental entity of competent jurisdiction shall have issued a final non-appealable order denying, enjoining or otherwise prohibiting the consummation of any of the transactions contemplated by this Agreement; (iii) any party if the Company has not obtained, by June 30, 2004, the approval of its stockholders necessary to effect this Agreement and the transactions contemplated hereby; (iv) any party if the Company does not consummate a public offering of its common stock by June 30, 2004; and (v) any party upon written notice to the other parties if there has been a material violation or breach by one of the other parties of its covenants or agreements made herein or in connection herewith or if any representation or warranty of one of the other parties made herein or in connection herewith proves to be materially inaccurate or misleading and such violation, breach or inaccuracy has not been cured or waived prior to the Effective Time.

     6. Conditions to Closing. The respective obligations of the parties to effect this Agreement and the transactions contemplated hereby are subject to the fulfillment at or prior to the Effective Time of the following conditions unless such conditions are waived in writing by all the parties:

          (a) On or prior to June 30, 2004, the stockholders of the Company shall have approved this Agreement and the transactions contemplated hereby in accordance with applicable law.

          (b) On or prior to June 30, 2004, the Company shall have consummated a public offering of its common stock.

7.  Miscellaneous.

     7.1 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them as to the subject matter hereof, and no party shall be bound by any condition, definition, warranty or representation other than as expressly provided for in this Agreement or as may be on a date on or subsequent to the date hereof duly set forth in writing signed by each party which is to be bound thereby.

     7.2 Survival of Representations. Each party hereto agrees that all terms, agreements, representations, warranties, covenants and conditions contained herein or in any instrument or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby shall survive the Closing Date.

     7.3 No Broker. CBRA and SKR, on the one hand, and the Company, on the other hand, each represents to the other that no broker or finder has been involved with any of the transactions relating to this Agreement. In the event of a claim by any broker or finder that such broker or finder represented or was retained by the Company, CBRA or SKR, in connection herewith, the Company, CBRA or SKR, as the case may be, agrees to indemnify and hold the other parties harmless from and against any and all losses, liabilities, costs, damages, claims and expenses (including reasonable attorney's fees and disbursements) which may be incurred in connection with such claim.

     7.4 Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been given when hand delivered, when received if sent by telecopier or by same day or overnight recognized commercial courier service or three business days after being mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postpaid envelope, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice:

     To the Company:              Cedar Shopping Centers, Inc.
                                  44 South Bayles Avenue
                                  Port Washington, New York 11050
                                  Attention: Leo S. Ullman

                                       Copy to:

                                  Stroock & Stroock & Lavan LLP
                                  180 Maiden Lane
                                  New York, New York 10038
                                  Attention: Martin H. Neidell
                                  Telecopier: 212-806-6006

     To CBRA and SKR:             Cedar Bay Realty Advisors, Inc.
                                  44 South Bayles Avenue
                                  Port Washington, New York 11050
                                  Attention: Leo S. Ullman

                                  SKR Management Corp.
                                  44 South Bayles Avenue
                                  Port Washington, New York 11050
                                  Attention: Leo S. Ullman

provided, that any notice of change of address shall be effective only upon receipt.

     7.5 Governing Law. THIS AGREEMENT AND ITS VALIDITY, CONSTRUCTION AND PERFORMANCE SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     7.6 Benefit of Parties; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Agreement may not be assigned by the Company, CBRA or SKR. Nothing herein contained shall confer or is intended to confer on any third party or entity which is not a party to this Agreement any rights under this Agreement.

     7.7  Consent to Jurisdiction and Service of Process.  The parties hereto
(i) hereby irrevocably submit to the jurisdiction of, and agree that any suit shall be brought only in, the state and federal courts located in City and State of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the transactions contemplated hereby and (ii) hereby waive to the extent not prohibited by applicable law, and agree not to assert, by way of motion, as a defense or otherwise, in any such proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is brought in an inconvenient forum, that the venue of any such proceeding brought in one of the above-named courts is improper, or that this Agreement, or the transactions contemplated hereby may not be enforced in or by such court.

     7.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

                                          CEDAR SHOPPING CENTERS, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          CEDAR BAY REALTY ADVISORS, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          SKR MANAGEMENT CORP.

Agreed and Acknowledged as to Section 4 only     By:
                                                 ---------------------------------------------
                                                     Name:
                                                     Title:

By:
---------------------------------------------
    Leo S. Ullman